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Exhibit 99.3

Exhibit C

EXHIBIT H

DESIGNATION OF THE PREFERENCES, CONVERSION
AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS
TO SERIES Q PREFERRED UNITS

        The Series Q Preferred Units shall have the following designations, preferences, rights, powers and duties:

        (1)   Certain Defined Terms.    The following capitalized terms used in this Exhibit H shall have the respective meanings set forth below:

          "Approved Apartment Unit" shall have the meaning set forth in Section 8(A).

          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York are not required to be open.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Entitlement Value" means the Stated Value of the Series O Preferred Units.

          "Entitlement Event" shall have the meaning set forth in Section 8(A).

          "Fully Entitled" shall mean that all necessary governmental licenses and approvals, including an approved site plan, have been achieved, and all applicable appeal periods have lapsed without successful or ongoing challenge, to permit the development and construction by the Trust, in accordance with the Trust's approved site plan and construction plans and specifications, of a specified number of Approved Apartment Units comprising all or a portion of the Toluca Hills Project and such governmental approvals are in full force and effect without default by the developer thereunder, such that the issuance of a building permit for the construction of said number of Approved Apartment Units in the Toluca Hills Project is an administrative act that may be accomplished solely by the payment of applicable fees without the right of a discretionary approval by governmental authorities for the issuance thereof.

          "Notice of Conversion" means the Notice of Conversion substantially in the form of Exhibit A to this Exhibit H.

          "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

          "Series I Preferred Units" shall mean Series I Cumulative Redeemable Preferred Units of Beneficial Interest, par value $0.01 per unit, of the Trust.

          "Series O Preferred Units" shall mean Series O Preferred Units of Beneficial Interest, par value $0.01 per unit, of the Trust.

          "Series Q-1 Redemption Price" shall have the meaning set forth in Section 4(A)(i).

          "Series Q-2 Redemption Price" shall have the meaning set forth in Section 4(A)(ii).

          "Toluca Hills Project" means the portion of the property listed in Exhibit B attached to this Exhibit H consisting of undeveloped land.

          "Trustee" shall mean Archstone-Smith Trust, a Maryland real estate investment trust, the sole trustee of the Trust.

          "Units" shall mean the shares of beneficial interest, par value $0.01 per share, of the Trust, which have been designated as Units in the Declaration of Trust.

        (2)   Distributions.

          (A)  Series Q-1 Preferred Units.    The holder of the Series Q-1 Preferred Units shall be entitled to receive a proportionate share of any distribution in cash or in kind authorized, declared and paid by the Trust on the Series O Preferred Units, when, as and if authorized by the Trustee and declared by the Trust, out of any assets legally available therefor, as though each Series Q-1 Preferred Unit was 11.58 Series O Preferred Units as of the record date fixed for the determination of the holders of the Series O Preferred Units entitled to receive such distribution.

          (B)  Series Q-2 Preferred Units.    The holder of the Series Q-2 Preferred Units shall be entitled to receive a proportionate share of any distribution in cash or in kind authorized, declared and paid by the Trust on the Series O Preferred Units, when, as and if authorized by the Trustee and declared by the Trust, out of any assets legally available therefor, as though each Series Q-2 Preferred Unit was 4.96 Series O Preferred Units as of the record date fixed for the determination of the holders of the Series O Preferred Units entitled to receive such distribution.

          (C)  No Further Rights.    The holder of Series Q-1 Preferred Units and Series Q-2 Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of distributions described in this Section 2.

        (3)   Liquidation.

          (A)  Distributions to the Holder of Series Q-1 Preferred Units Upon Liquidation.    Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, after any payment or distribution of the assets of the Trust (whether capital or surplus) is made to or set apart for the holders of any class or series of Units of the Trust now or hereafter issued and outstanding which have a preference or priority over the Series Q-1 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Trust, the holder of the Series Q-1 Preferred Units shall be entitled to receive out of assets of the Trust legally available for such purpose, a proportionate share of the remaining assets of the Trust, if any, as though each Series Q-1 Preferred Unit was 11.58 Series O Preferred Units.

          (B)  Distributions to the Holder of Series Q-2 Preferred Units Upon Liquidation.    Upon any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, after any payment or distribution of the assets of the Trust (whether capital or surplus) is made to or set apart for the holders of any class or series of Units of the Trust now or hereafter issued and outstanding which have a preference or priority over the Series Q-2 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Trust, the holder of the Series Q-2 Preferred Units shall be entitled to receive out of assets of the Trust legally available for such purpose, a proportionate share of the remaining assets of the Trust, if any, as though each Series Q-2 Preferred Unit was 4.96 Series O Preferred Units.

          (C)  Consolidation, Merger or Certain Other Transactions.    The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Trust to, or the consolidation or merger or other business combination of the Trust with or into, any corporation, trust, partnership, limited liability company or other entity (or of any corporation, trust, partnership, limited liability company or other entity with or into the Trust) shall not be deemed to constitute a liquidation, dissolution or winding up of the Trust.

        (4)   Redemption at the Option of the Trust.

          (A)  Right of Optional Redemption.

            (i)    The Series Q-1 Preferred Units are not redeemable by the Trust prior to July 28, 2015. On or after such date, the Trust shall have the right to redeem any Series Q-1 Preferred Units which have not previously been converted in accordance with Section 8, in whole or in part, at any time or from time to time, upon not less than ten (10) nor more than sixty (60) days written notice, for cash at a redemption price of $416.67 per Series Q-1 Preferred Unit (the "Series Q-1 Redemption Price"). If fewer than all of the outstanding Series Q-1 Preferred Units are to be redeemed, the Series Q-1 Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

            (ii)   The Series Q-2 Preferred Units are not redeemable by the Trust prior to July 28, 2015. On or after such date, the Trust shall have the right to redeem any Series Q-2 Preferred Units which have not previously been converted in accordance with Section 8, in whole or in part, at any time or from time to time, upon not less than ten (10) nor more than sixty (60) days written notice, for cash at a redemption price of $178.57 per Series Q-2 Preferred Unit (the "Series Q-2 Redemption Price"). If fewer than all of the outstanding Series Q-2 Preferred Units are to be redeemed, the Series Q-2 Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

          (B)  Procedures for Redemption.

            (i)    Notice of redemption will be (A) faxed, and (B) mailed by the Trust, by certified mail, postage prepaid, not less than ten (10) nor more than sixty (60) days prior to the redemption date, addressed to the holder of record of the Series Q-1 Preferred Units or Series Q-2 Preferred Units being redeemed at its address as it appears on the records of the Trust. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series Q-1 Preferred Units or Series Q-2 Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (1) the redemption date, (2) the Series Q-1 Redemption Price or the Series Q-2 Redemption Price, as applicable, (3) the aggregate number of Series Q-1 Preferred Units and/or Series Q-2 Preferred Units to be redeemed and if fewer than all of the outstanding Series Q-1 Preferred Units or Series Q-2 Preferred Units are to be redeemed, the number of Series Q-1 Preferred Units and/or the Series Q-2 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series Q-1 Preferred Units or Series Q-2 Preferred Units and the total number of Series Q-1 Preferred Units or Series Q-2 Preferred Units held by such holder represents, respectively) of the aggregate number of Series Q-1 Preferred Units and/or Series Q-2 Preferred Units to be redeemed, (4) the place or places where such Series Q-1 Preferred Units and/or Series Q-2 Preferred Units are to be surrendered for payment of the Series Q-1 Redemption Price or Series Q-2 Redemption Price, respectively and (5) that payment of the Series Q-1 Redemption Price and/or the Series Q-2 Redemption Price will be made upon presentation and surrender of such Series Q-1 Preferred Units or Series Q-2 Preferred Units, respectively.

            (ii)   If the Trust gives a notice of redemption in respect of Series Q-1 Preferred Units and/or Series Q-2 Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Trust will deposit irrevocably in trust for the benefit of the Series Q-1 Preferred Units and/or the Series Q-2 Preferred Units being redeemed funds sufficient to pay the applicable Series Q-1 Redemption Price or Series Q-2 Redemption Price, respectively, and will give irrevocable instructions and authority to pay such Series Q-1 Redemption Price or Series Q-2 Redemption Price to the holder of the Series Q-1

    Preferred Units and Series Q-2 Preferred Units, respectively upon surrender of the Series Q-1 Preferred Units or Series Q-2 Preferred Units by such holder at the place designated in the notice of redemption. If any date fixed for redemption of Series Q-1 Preferred Units or the Series Q-2 Preferred Units is not a Business Day, then payment of the Series Q-1 Redemption Price or Series Q-2 Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption.

        (5)   Units to be Retired.    All Series Q-1 Preferred Units or Series Q-2 Preferred Units which are issued and reacquired in any manner by the Trust shall be restored to the status of authorized but unissued Units of the Trust, without designation as to class or series.

        (6)   Ranking.    The Series Q-1 Preferred Units and the Series Q-2 Preferred Units shall be deemed to rank on a parity with the Series O Preferred Units and senior to the Common Units, in the payment of distributions or the distribution of assets on any liquidation, dissolution or winding up of the Trust. Any other class or series of Units of the Trust shall be deemed to rank:

          (A)  senior to the Series Q-1 Preferred Units and Series Q-2 Preferred Units, in the payment of distributions or in the distribution of assets on any liquidation, dissolution or winding up of the Trust, if the holders of such class or series are entitled to the receipt of distributions or amounts distributable on any liquidation, dissolution or winding up of the Trust, as the case may be, in preference or priority to the holders of Series Q-1 Preferred Units, Series Q-2 Preferred Units or Series O Preferred Units; and

          (B)  on a parity with Series Q-1 Preferred Units and Series Q-2 Preferred Units, in the payment of distributions and in the distribution of assets on any liquidation, dissolution or winding up of the Trust, if the holders of such class or series and the holders of Series Q-1 Preferred Units and Series Q-2 Preferred Units are entitled to the receipt of distributions and amounts distributable on any liquidation, dissolution or winding up of the Trust on the same basis as the Series Q-1 Preferred Units, Series Q-2 Preferred Units or Series O Preferred Units.

        (7)   Voting.    The holder of the Series Q-1 Preferred Units or the Series Q-2 Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the holders of Units, except as required by law. Notwithstanding the foregoing, the provisions of the Declaration (including Annex A thereto) referred to in Section 12.3 of Annex A to the Declaration shall not be amended with respect to any holders of the Series Q-1 Preferred Units or the Series Q-2 Preferred Units adversely affected thereby without the approval of such holder (to the extent applicable to such holder).

        (8)   Conversion.

          (A)  Entitlement Events.    Upon all or any portion of the Toluca Hills Project's becoming Fully Entitled (an "Entitlement Event"), the Trust shall provide the holder of the Series Q-1 Preferred Units and the Series Q-2 Preferred Units with written notice that an Entitlement Event has occurred and specifying the number of apartment units which have become Fully Entitled in connection with such Entitlement Event (each such apartment unit, an "Approved Apartment Unit"). Upon each such Entitlement Event, a corresponding number of the Series Q-1 Preferred Units and/or the Series Q-2 Preferred Units shall become convertible in accordance with this Section 8.

          (B)  Upon each Entitlement Event that occurs at such time as there are Series Q-1 Preferred Units outstanding, the holder of the Series Q-1 Preferred Units may convert a number of Series Q-1 Preferred Units equal to the lesser of (i) the number of Approved Apartment Units having become Fully Entitled in connection with such Entitlement Event and (ii) the number of Series Q-1 Preferred Units outstanding. Upon conversion, each Series Q-1 Preferred Unit shall be converted into a number of Series O Preferred Units equal to quotient of (x) $70,000 divided by (y) the Entitlement Value with respect to such Entitlement Event.

          (C)  Upon each Entitlement Event that occurs at such time as the number of Series Q-1 Preferred Units outstanding is less than the number of Approved Apartment Units approved as part of such Entitlement Event, the holder of the Series Q-2 Preferred Units may convert a number of Series Q-2 Preferred Units equal to the lesser of (i) the number of Approved Apartment Units having become Fully Entitled in connection with such Entitlement Event in excess of the number of Series Q-1 Preferred Units outstanding and (ii) the number of Series Q-2 Preferred Units outstanding. Upon conversion, each Series Q-2 Preferred Unit shall be converted into a number of Series O Preferred Units equal to quotient of (x) $30,000 divided by (y) the Entitlement Value with respect to such Entitlement Event.

          (D)  Upon each Entitlement Event that occurs at such time as there are no Series Q-1 Preferred Units outstanding and there are Series Q-2 Preferred Units outstanding, the holder of the Series Q-2 Preferred Units may convert a number of Series Q-2 Preferred Units equal to the lesser of (i) the number of Approved Apartment Units having become Fully Entitled in connection with such Entitlement Event and (ii) the number of Series Q-2 Preferred Units outstanding. Upon conversion, each Series Q-2 Preferred Unit shall be converted into a number of Series O Preferred Units equal to quotient of (x) $30,000 divided by (y) the Entitlement Value with respect to such Entitlement Event.

          (E)  In order to exercise the conversion right, the holder of each Series Q-1 Preferred Unit or Series Q-2 Preferred Unit to be converted shall deliver a Notice of Conversion, at the office of the Trust, providing that the holder thereof irrevocably elects to convert such Series Q-1 Preferred Units or Series Q-2 Preferred Units. Unless the Series O Preferred Units to be issued on conversion are to be issued in the same name as the name in which such Series Q-1 Preferred Units or Series Q-2 Preferred Units are registered, each Series Q-1 Preferred Unit or Series Q-2 Preferred Unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Trust, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Trust demonstrating that such taxes have been paid or are not required to be paid). As promptly as practicable after the delivery of a Notice of Conversion for the Series Q-1 Preferred Units or the Series Q-2 Preferred Units as provided in this Section 8(E) (but in any event not later than the Business Day following such Notice of Conversion), the Trust shall issue in book entry form to such holder, or on his, her or its written order, the number of full Series O Preferred Units issuable upon the conversion of the Series Q-1 Preferred Units or the Series Q-2 Preferred Units in accordance with provisions of this Section 8, and any cash in lieu of fractional interests in respect of a Series O Preferred Unit arising upon such conversion shall be settled as provided in Section 8(G).

          (F)  Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which a Notice of Conversion shall have been delivered and received by the Trust as provided in Section 8(E), and the Person or Persons in whose name or names the Series O Preferred Units shall be issuable upon such conversion shall be deemed to have become the holder of record of the Series O Preferred Units, and reflected in book entry form, at such time on such date.

          (G)  No fractional Units or scrip representing fractions of Series O Preferred Units shall be issued upon conversion of any Series Q-1 Preferred Unit or Series Q-2 Preferred Unit. Instead of any fractional interest in a Series O Preferred Unit that would otherwise be deliverable upon the conversion of Series Q-1 Preferred Unit or Series Q-2 Preferred Unit, the Trust shall pay to the holder of such Series Q-1 Preferred Unit or Series Q-2 Preferred Unit an amount in cash based upon the Entitlement Value applicable to such conversion. If more than one Series Q-1 Preferred Unit and/or Series Q-2 Preferred Unit shall be surrendered for conversion at one time by the same holder, the number of full Series O Preferred Units issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series Q-1 Preferred Units and/or Series Q-2 Preferred Units so surrendered.

        (9)   Transfer Restrictions.    Notwithstanding Section 9.3 of Annex A to the Declaration of Trust, the holder of the Series Q-1 Preferred Units and the Series Q-2 Preferred Units may not transfer all or any portion of the Series Q-1 Preferred Units or Series Q-1 Preferred Units, respectively, without the prior written consent of the Trust or the Trustee, except that the party to whom the Series Q-1 Preferred Units and Series Q-2 Preferred Units are initially issued by the Trust may transfer some or all of such units to a liquidating trust established for the benefit of the members or partners of such holder. A transfer shall be deemed to include a pledge to a lender to secure a loan to a holder of the Series Q-1 Preferred Units or Series Q-2 Preferred Units.

        (10) No Preemptive Rights.    No holder of the Series Q-1 Preferred Units or the Series Q-2 Preferred Units shall, as such holder, have any preemptive rights to purchase or subscribe for additional units of the Trust or any other security of the Trust which it may issue or sell.

        (11) Record Holders.    The Trust may deem and treat the record holder of any Series Q-1 Preferred Units or Series Q-2 Preferred Units as the true and lawful owner thereof for all purposes, and the Trust shall not be affected by any notice to the contrary.

        (12) Sinking Fund.    Neither the Series Q-1 Preferred Units nor the Series Q-2 Preferred Units shall not be entitled to the benefit of any retirement or sinking fund.

Exhibit A
to this Exhibit H

NOTICE OF CONVERSION

        The undersigned hereby irrevocably (i)  converts                        Series Q-1 Preferred Units and/or                         Series Q-2 Preferred Units in accordance with Exhibit H to the Declaration of Trust of Archstone-Smith Operating Trust, as amended, and the provisions of Section 9 thereof, (ii) surrenders such Series Q-1 Preferred Units and/or Series Q-2 Preferred Units and all right, title and interest therein and (iii) directs that the number of Series O Preferred Units deliverable upon such conversion as determined in accordance with Section 9 of the aforementioned Exhibit H be delivered to the address specified below and be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Series Q-1 Preferred Units and/or Series Q-2 Preferred Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such Series Q-1 Preferred Units and/or Series Q-2 Preferred Units as provided herein and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender.

Dated:
Name of Unitholder:
(Signature of Unitholder)
(Street Address)

	(City)	(State)	(Zip Code)
Signature Guaranteed by:

Exhibit B
to this Exhibit H

TOLUCA HILLS PROJECT

The land is situated in the State of California, County of Los Angeles and is described as follows:

LOT 1, OF TRACT 21097, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 805 PAGES 26 THROUGH 28 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

        (See plat attached)

5581 | 3

SCALE 1" = 400'

1994

BK. 2485
LOS ANGELES
BLVD.
FOREST LAWN
DR.
28
LOT 1
LOT 1
4
BK. 2424
HILLOCK DR.
BARHAM
CRAIG DR.
BK. 5578
FOREST LAWN DR.
DETAIL A
NO SCALE
DETAIL B
NO SCALE
DETAIL C
NO SCALE

CODE
13

TRACT NO. 21097 M. B. 605-26-28

BK. 5577

LICENSED SURVEYOR'S MAP _ L.S. 22-32

FOR PREV. ASSM'T SEE.
5581-3 & 4

ASSESSOR'S MAP
COUNTY OF LOS ANGELES, CALIF.

Chicago Title Ins. Co.

"This plat is for your aid in locating your land with reference to streets and other parcels. While this plat is believed to be correct, the Company assumes no liability for any loss occurring by reason of reliance thereon."

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  Exhibit 99.3
EXHIBIT H DESIGNATION OF THE PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS AND LIMITATIONS AS TO SERIES Q PREFERRED UNITS